UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 6, 2023

DecisionPoint Systems, Inc.

(Exact name of registrant as specified in its charter)

Delaware	333-245695	37-1644635
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1625 South Congress Avenue, Suite 103 Delray Beach, Florida	33445
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (949) 465-0065

N/A

(Former name or former address, if changed since last report)

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	DPSI	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On March 31, 2023, DecisionPoint Systems, Inc. (the “Company”) entered into a Stock Purchase Agreement (the “Purchase Agreement”) with the Durwood Wayne Williams Revocable Trust and the Collins Family Living Trust, as sellers (collectively, the “Sellers”) and with Durwood W. Williams and Bartley E. Collins, (the respective trustees of the Sellers), individually, (collectively and together with the Sellers, the “Seller Parties”), pursuant to which the Company acquired all of the issued and outstanding equity of Macro Integration Services, Inc. (“Macro”) from the Sellers (the “Acquisition”), effective April 1, 2023 (the “Effective Date”). Upon consummation of the Acquisition, Macro, a project management and professional services and integrated solutions company, became a wholly-owned subsidiary of the Company.

Pursuant to the Purchase Agreement, the aggregate consideration paid by the Company on the Effective Date was $10.5 million in cash, subject to certain adjustments for indebtedness and net working capital (the “Cash Purchase Price”). The Cash Purchase Price was funded by the Company using a combination of cash on hand from the Company’s existing revolving line of credit with MUFG Union Bank and a separate term loan extended to the Company by MUFG Union Bank on or about March 27, 2023.

In addition, under the Purchase Agreement, upon the satisfaction of certain EBITDA thresholds attributable to Macro during each of the two years following the Effective Date (each twelve month period following the Effective Date, an “Earn-out Period”), the Company may be required to make certain earnout payments to Sellers in the amounts set forth on that certain earnout schedule for the first Earn-out Period and for the second Earn-out Period, payable within 75 days after the respective Earn-out Periods. Also, customer payments on specified accounts receivable actually received by the Company through September 30, 2024, are to be remitted to the Sellers on a quarterly basis.

The Sellers are also due certain payments from the Company if certain inventory is utilized by the Company before March 31, 2024.

The Purchase Agreement contains customary representations, warranties and covenants for transactions of this type. Subject to certain limitations in the Purchase Agreement, the Seller Parties are required to indemnify and defend the Company for certain losses resulting from breaches or inaccuracies of the Seller Parties’ representations, warranties and covenants made in the Purchase Agreement and for certain other matters, in each case, as set forth in the Purchase Agreement.

The Purchase Agreement contains representations and warranties of the parties, which have been made for the benefit of the other party and should not be relied upon by any other person. Such representations and warranties (i) have been qualified by schedules and exhibits, (ii) are subject to materiality standards that may differ from what may be viewed as material by investors, (iii) are made as of specified dates, and (iv) may have been used for the purpose of allocating risk among the parties rather than establishing matters of fact. Accordingly, the representations and warranties should not be relied upon as characterizations of the actual state of facts.

The foregoing description of the Purchase Agreement and the transactions contemplated thereby is not complete and is qualified in its entirety by reference to the full text of the Purchase Agreement, which is filed as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference.

As required by Item 9.01 of Form 8-K, no later than 71 days after the date on which this Current Report on Form 8-K is required to be filed with the SEC, the Company will file with the SEC an amendment to this Current Report that includes the financial statements and pro forma financial information as may be required by such item.

Item 2.01 Completion of Acquisition or Disposition of Assets

The information set forth under Item 1.01 to this Current Report on Form 8-K regarding the Purchase Agreement and the Acquisition is incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 to this Current Report on Form 8-K regarding the Purchase Agreement and the Acquisition is incorporated herein by reference. The Company funded approximately $12.0 million of the Cash Purchase Price using proceeds from the Company’s existing line of credit under that certain Loan and Security Agreement between the Company and MUFG Union Bank, National Association, dated July 30, 2021, as amended, which is secured by a security interest in substantially all of the Company’s assets. Loans extended under the line of credit mature on July 31, 2026, and bear interest at a variable rate. In addition, the Company utilized a portion of the proceeds from a $5.0 million loan term loan extended to the Company effective March 27, 2023 to fund the Cash Purchase Price and transaction expenses. As a result of the term loan and drawing upon the line of credit the Company currently has outstanding a total of approximately $12.0 million from its loans and credit arrangements with MUFG Union Bank.

Item 9.01 Financial Statements and Exhibits

(a) Financial Statements of the Business Acquired.

Financial statements, to the extent required by this Item 9.01, will be filed by amendment to this Current Report on Form 8-K within seventy-one (71) calendar days from the date that this Current Report on Form 8-K is required to be filed.

(b) Pro Forma Financial Information.

Pro forma financial information, to the extent required by this Item 9.01, will be filed by amendment to this Current Report on Form 8-K within seventy-one (71) calendar days from the date that this Current Report on Form 8-K is required to be filed.

(d) Exhibits.

Exhibit No.	Exhibit Description
2.1	Stock Purchase Agreement, dated as of March 31, 2023, by and among DecisionPoint Systems, Inc., the Durwood Wayne Williams Revocable Trust, the Collins Family Living Trust, Durwood W. Williams, individually, and Bartley E. Collins, individually.
104	Cover Page Interactive Data File (embedded within Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DECISIONPOINT SYSTEMS INC.

Date: April 6, 2023	By:	/s/ Melinda Wohl
	Name:	Melinda Wohl
	Title:	Vice President Finance and Administration

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